                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): AUGUST 27, 2007


                            TECUMSEH PRODUCTS COMPANY
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



         MICHIGAN                        0-452                    38-1093240
--------------------------------------------------------------------------------
(State or other jurisdiction          (Commission               (IRS Employer
      of incorporation)               File Number)           Identification No.)


       100 EAST PATTERSON STREET
           TECUMSEH, MICHIGAN                                          49286
--------------------------------------------------------------------------------
(Address of principal executive offices)                             (Zip Code)


       Registrant's telephone number, including area code: (517) 423-8411


                                (NOT APPLICABLE)
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01         ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     On August 27, 2007, we entered into an amendment to our domestic first lien credit agreement. We entered into the amendment in anticipation of closing the previously announced sale of the Residential & Commercial and Asia Pacific divisions of our Electrical Components business segment, which we expect will occur shortly. Among other things, the amendment:

     o allows us to escrow a portion of the proceeds to be received from the purchaser and subordinates the lenders' interest in the escrowed funds to the purchaser's interest;

     o    permits  us  to  carry  out  pre-closing  restructuring   arrangements
          necessary in order for the transaction to close;

     o    deletes  the  minimum   adjusted  EBITDA  and  fixed  charge  coverage
          covenants for the third and fourth quarters of 2007;

     o imposes a new covenant requiring us to maintain a minimum of $50 million in credit availability under the agreement, after giving effect to the existing $10 million availability reserve, thus in effect requiring us to maintain a minimum of $60 million of credit availability;

     o    gives us greater latitude to sell unneeded fixed assets;

     o reduces the lenders' total commitment from $250 million to $175 million; and

     o increases our interest rate by 0.25% per annum effective December 31, 2007.

     We paid the first lien lenders fees totaling $425,000 in connection with the amendment.

     Also on August 27, 2007, we received a waiver from our second lien lender that permits us to carry out the pre-closing restructuring arrangements needed to allow the sale to close. We did not pay any fee for the waiver.

     We intend to repay the second lien debt in full with proceeds from the sale and to apply the remaining proceeds (net of escrows and sale expenses) to pay down the first lien debt.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        TECUMSEH PRODUCTS COMPANY


Date: August 31, 2007                   By    /s/ James S. Nicholson
                                            -----------------------------------
                                            James S. Nicholson
                                            Vice President, Treasurer and Chief
                                            Financial Officer